Back to Form 8-K
Exhibit 99.4
UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

LEE P. ROSKY, derivatively, on behalf of WELLCARE HEALTH PLANS, INC., Plaintiff, -v- TODD S. FARHA, et al., Defendants, -and- WELLCARE HEALTH PLANS, INC., Nominal Defendant.	No. 8:07-cv-1952-VMC-MAP (Consolidated)

STIPULATION OF PARTIAL SETTLEMENT

This Stipulation of Partial Settlement, dated March 3, 2010, is made and entered into by and among the following Settling Parties: (i) Plaintiffs, on behalf of themselves and derivatively on behalf of WellCare Health Plans, Inc., by and through their counsel of record in the above-captioned Action; (ii) the Independent Director Defendants, by and through their counsel of record in the Action, and (iii) WellCare Health Plans, Inc., by and through the Special Litigation Committee of the Board of Directors of WellCare and its counsel of record in the Action. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims, upon and subject to the terms and conditions hereof.
A.            INTRODUCTION
On and after October 29, 2007, Plaintiffs filed shareholder derivative complaints against certain current and former directors and officers of WellCare alleging, inter alia, breaches of their fiduciary duties, unjust enrichment, and violations of the Securities Exchange Act of 1934.  On December 7, 2007, the Court entered an order consolidating the related actions for all purposes.
Two similar state court actions, Intermountain Ironworkers Trust Fund v. Farha, et al., and Myra Kahn Trust v. Farha et al., were brought against WellCare in the period of time between October 29, 2007 and November 14, 2007.
On October 31, 2008, Plaintiffs filed a second amended consolidated shareholder derivative complaint on behalf of nominal defendant WellCare and against defendants Todd S. Farha, D. Robert Graham, Regina E. Herzlinger, Kevin F. Hickey, Alif A. Hourani, Ruben Jose King-Shaw, Jr., Christian P. Michalik, Neal Moszkowski, Paul Behrens, and Thaddeus Bereday.  Generally, Plaintiffs alleged that the defendants breached their fiduciary duties by (i) engaging in certain unsound business practices, (ii) artificially enhancing WellCare’s financial results, (iii) overstating WellCare’s income, (iv) creating an inadequate internal controls system, (v) causing WellCare to disseminate materially false and misleading statements during the relevant period, and (vi) engaging in insider stock sales and executive compensation packages in order to unjustly enrich themselves.

On March 30, 2009, this Court denied the defendants’ motions to dismiss the second amended consolidated complaint.  On April 29, 2009, the WellCare Board of Directors voted to create the SLC to investigate the claims against WellCare asserted in this action.  The sole member of the SLC, David J. Gallitano, joined WellCare as a director on March 23, 2009.
On May 14, 2009, the Court stayed proceedings, including all discovery, so that the SLC could conduct its investigation and report to the Court.  After over six months of investigation, the SLC filed its Report on November 20, 2009.  In the Report, the SLC concluded that the claims against the Independent Director Defendants should be dismissed as there was “no basis under either federal law or Delaware law to pursue claims against them.”  The SLC also determined to continue the case against the Officer Defendants for breaches of their contractual and fiduciary duties to WellCare.
On November 18, 2009, Plaintiffs served a settlement demand letter upon WellCare.
On December 23, 2009, the SLC filed a motion to realign WellCare as the plaintiff against the Officer Defendants and to dismiss all claims against the Independent Director Defendants.  Following a status conference on January 6, 2010, Plaintiffs served on the SLC requests for the production of documents, a set of interrogatories, a notice of deposition to the SLC, and a subpoena directed to the SLC’s counsel who conducted the investigation.  Plaintiffs also filed an opposition to WellCare’s motion to realign on January 20, 2010.  On January 25, 2010, the SLC filed a reply in further support of its motion.

Beginning in October 2009, Plaintiffs and WellCare, through the SLC, engaged in extensive, hard-fought, and arm’s-length settlement negotiations, culminating in the execution of this Stipulation.
B.	THE INDEPENDENT DIRECTOR DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
The Independent Director Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Action, including all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action.  The Independent Director Defendants have further asserted that at all relevant times, they acted in good faith, and in a manner they reasonably believed to be in the best interests of WellCare and its shareholders.
C.            PLAINTIFFS’ CLAIMS AND BENEFITS OF PARTIAL SETTLEMENT
Plaintiffs believe that the claims asserted in the Action have merit.  Plaintiffs’ Counsel believe that the partial settlement set forth in this Stipulation confers substantial benefits upon WellCare and Current WellCare Shareholders.  Based on their evaluation, Plaintiffs’ Counsel have determined that the partial settlement set forth in this Stipulation is in the best interests of Plaintiffs, WellCare and Current WellCare Shareholders.
D.            TERMS OF STIPULATION AND AGREEMENT OF PARTIAL SETTLEMENT
NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among
Plaintiffs (for themselves and derivatively on behalf of WellCare) and the Independent Director Defendants that, subject to Court approval, the Released Claims shall be finally and fully compromised, settled and released, and the claims against the Independent Director Defendants shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of the Stipulation, as follows.

1.	Definitions
As used in the Stipulation, the following terms have the meanings specified below:
1.1             “Action” means the consolidated action captioned Rosky v. Farha et al., Case No. 8:07-cv-1952-VMC-MAP (M.D. Fla.).
1.2             “Co-Lead Counsel” means Saxena White, P.A., Faruqi & Faruqi, LLP, and Gardy & Notis, LLP.
1.3             “Court” means the United States District Court for the Middle District of Florida.
1.4             “Current WellCare Shareholder” or “Current WellCare Shareholders” means all record and beneficial owners of WellCare common shares and the representatives, trustees, executors, heirs, administrators, transferees, agents, successors, or assigns of all such owners, immediate or remote, in each case solely in their capacities as Shareholders of WellCare as of the date of the filing of the Stipulation.
1.5             “Effective Date” means the first date by which all of the events and conditions specified in ¶7.1 of the Stipulation have been met and have occurred.
1.6             “Fee Award” means the amount upon which WellCare and Co-Lead Counsel for Plaintiffs agreed would be paid to Co-Lead Counsel for Plaintiffs for their fees and expenses, subject to Court approval of the Settling Parties’ agreement.
1.7             “Final” means the time when a Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review.  More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the Judgment has been affirmed on appeal, and is no longer subject to review upon appeal or review by writ of certiorari, or the appeal has been dismissed and the time for any reconsideration or further appellate review has passed.

        1.8             “Independent Director Defendants” means D. Robert Graham, Regina Herzlinger, Kevin Hickey, Alif Hourani, Ruben King-Shaw, Christian Michalik, and Neal Moszkowski.
1.9             “Judgment” means the judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit A.
1.10           “Notice” means the Notice to Current WellCare Shareholders which, subject to Court approval, is to be provided by WellCare substantially in the form attached hereto as Exhibit 1 to Exhibit B.
1.11           “Officer Defendants” means Todd S. Farha, Paul Behrens, and Thaddeus Bereday.
1.12           “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, agents, executors, attorneys, administrators, predecessors, successors, representatives, or assignees.
1.13           “Plaintiffs” means Lee P. Rosky, Kathy Rooney Guerra, and James Irvin.
1.14           “Plaintiffs’ Counsel” means any counsel who have appeared on behalf of any Plaintiff in the Action.

                1.15         “Related Parties” means each of the Independent Director Defendant’s past or present assigns, predecessors, successors, spouses, heirs, executors, and administrators.
1.16           “Released Claims” shall collectively mean all claims for relief, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for compensatory damages, punitive damages, interest, attorney’s fees, expert or consulting fees, and any other costs, expenses, liability or relief, monetary, injunctive, or otherwise), whether based on federal, state, local, foreign, international, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, pleaded or unpleaded, known or unknown, suspected or unsuspected (including “Unknown Claims”), arising out of or related to any of the claims that have been or could have been asserted in the Action by WellCare on its own behalf, or by Plaintiffs or any Current WellCare Shareholders derivatively on behalf of WellCare, against the Independent Director Defendants or the Released Persons that arise out of or relate to the facts, allegations, transactions, events, matters, or occurrences, acts, disclosures, statements, representations, omissions or failures to act which were alleged in the Action or otherwise based on the same set of operative facts as alleged in the Action.  “Released Claims” shall not include any and all claims of WellCare against the Officer Defendants, which are specifically preserved and not affected by this Stipulation of Partial Settlement.
1.17           “Released Persons” means each and all of the Independent Director Defendants and their Related Parties.
1.18           “Settlement” means the partial settlement contemplated by this Stipulation.

1.19           “Settlement Hearing” means the hearing at which the Court will approve the Settlement.
1.20           “Settling Parties” means, collectively, each of the Independent Director Defendants, WellCare (through the SLC) and Plaintiffs on behalf of (i) themselves, (ii) WellCare and (iii) Current WellCare Shareholders.
1.21           “SLC” means the Special Litigation Committee of the Board of Directors of WellCare and its counsel of record in the Action.
1.22           “Stipulation” means this Stipulation of Partial Settlement.
1.23           “Unknown Claims” means any Released Claim which any Plaintiff, WellCare or Current WellCare Shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.  With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiff and WellCare shall expressly waive and each of the Current WellCare Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Upon the Effective Date, Plaintiffs and WellCare shall expressly waive, and each of the
Current WellCare Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542.  Each Plaintiff,

WellCare and Current WellCare Shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff and WellCare shall expressly settle and release, and each Current WellCare Shareholder, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or noncontingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Settling Parties acknowledge, and the Current WellCare Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.
1.24           “WellCare” means WellCare Health Plans, Inc. and all of its subsidiaries and affiliates.
2.           Pending Motion to Realign and Dismiss
2.1             Plaintiffs agree that the SLC’s motion to realign WellCare as plaintiff against the Officer Defendants and to dismiss all claims against the Independent Director Defendants should be granted in its entirety, and that the claims against the Independent Director Defendants should be dismissed with prejudice.
2.2             Plaintiffs agree that counsel for the SLC will be substituted as counsel for WellCare as the plaintiff.

3.           Benefit to WellCare
The Settling Parties acknowledge that by bringing and pursuing the Action, Plaintiffs have benefited WellCare in at least the following ways:
3.1             As a result of the Action, WellCare, through the SLC, has determined that certain claims against the Officer Defendants have merit and it intends to pursue them in the manner which the SLC deems appropriate and in the best interests of WellCare, which may result in a recovery by WellCare.
3.2             As a result of the Action and the resulting SLC investigation, WellCare, through the SLC, decided not to remove the restrictions on certain stock that was to have been made available to the Officer Defendants.  The value of the restricted stock is in excess of $28 million at the time of the filing of this Stipulation.
3.3             As a result of many factors and the filing of this Action, WellCare has made the following organizational changes that have strengthened WellCare’s compliance:
  (a)           the departure of the Officer Defendants;
  (b)           the separation of the positions of Board Chairman and CEO and the creation of the new positions of Chief Compliance Officer, Chief Accounting Officer, and Chief Operating Officer;
  (c)           the creation of a Regulatory Compliance Committee as a standing committee of the Board.  The principal purpose of the Regulatory Compliance Committee is to assist the Board in overseeing the regulatory compliance program, which is focused on compliance with (1) federal and state laws, rules and regulations and (2) WellCare’s Code of Conduct and related policies;

  (d)           the adoption of a new charter for WellCare’s Disclosure Committee as well as new disclosure controls, policies and procedures.  The new procedures provide for a more comprehensive review of WellCare’s financial statement disclosures;
  (e)           the reorganization and strengthening of WellCare’s Corporate Compliance Committee.  Chaired by WellCare’s Chief Compliance Officer, the Committee is made up of other members of senior management, including the General Counsel, Chief Operating Officer and leaders of WellCare’s Medicare and Medicaid businesses.  The Corporate Compliance Committee reviews areas of legal, regulatory and compliance risk throughout WellCare and, under the oversight of the Regulatory Compliance Committee, is responsible for developing appropriate policies and procedures to address such risks;
  (f)           the creation of a new stand-alone Compliance Department that is under the supervision of the Chief Compliance Officer; and
  (g)           the launch of the iCare Program, a substantially revised and enhanced compliance program.  Some key features of the iCare Program include communication of WellCare’s mission and values to the entire organization and mandatory compliance training programs, or training modules, for all associates.
3.4             As a sole result of the Action, WellCare has made the following additional corporate governance changes:
  (a)           the Board of Directors will adopt a resolution requiring that shareholders be permitted to ask questions of the members of the Board of Directors at WellCare’s annual meeting each year; and

  (b)           the Board of Directors will adopt a resolution making it a non-binding corporate policy that the positions of CEO and chairman be held by different individuals (which is the case currently).
4.           Settlement Procedure
4.1             Promptly after execution of the Stipulation, the Settling Parties shall submit the Stipulation and its Exhibits to the Court and apply for an order substantially in the form of Exhibit B hereto, requesting preliminary approval of the partial settlement set forth in the Stipulation.
4.2             Plaintiffs will move the Court to approve Notice to Current WellCare
Shareholders in the manner described in Exhibit B.  The administration and cost of such notice shall be borne by WellCare.
4.3             Plaintiffs will request that after notice is provided, the Court hold the Settlement Hearing and approve the partial settlement of the Action as set forth herein.  Prior to the Settlement Hearing, Plaintiffs will also make an application for fees to the Court to approve payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses incurred in this action in the amount negotiated by the parties as an acknowledgement of the benefit that the Action brought to WellCare, as set forth in ¶3 hereof.
5.           Releases
5.1             Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of WellCare), WellCare, and each of the Current WellCare Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Action against the Released Persons and shall be forever enjoined from prosecuting the Released Claims.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

5.2             Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
5.3             Nothing in this section or this Agreement should be deemed to affect or release any of WellCare’s claims against the Officer Defendants.
6.           Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses
6.1             WellCare and Plaintiffs, through their counsel, negotiated the attorneys’ fees that WellCare would pay to Co-Lead Counsel for Plaintiffs for their services rendered in connection with the prosecution of the Action.  WellCare has agreed to pay or cause to be paid the Fee Award, in the sum of $1,687,500, to Co-Lead Counsel for Plaintiffs.  Within five (5) business days of issuance of an Order by the Court preliminarily approving the partial settlement and WellCare’s receipt of wire transfer instructions, WellCare will deposit or cause to be deposited the Fee Award to an escrow account subject to terms agreeable to the parties in an interest bearing account.  This amount shall be deemed and considered to be in custodia legis, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.  Prior to the Settlement Hearing, Plaintiffs will make an application for fees to the Court to approve payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses incurred in this action in the amount negotiated by the parties as an acknowledgement of the benefit that the Action brought to WellCare, as set forth in ¶3 hereof.  WellCare and the Independent Director Defendants will not object to Plaintiffs’ Counsel’s petition for fees.  The escrowed funds, including interest or income earned thereon, shall be released upon approval of the Fee Award by the Court.  If the Court enters an Order awarding Plaintiffs’ Counsel’s fees and expenses less than the amount above, the difference plus interest or income earned thereon will be returned to WellCare in accordance with the terms of the escrow.  Co-Lead Counsel shall be responsible for the allocation of such fees and expenses to Plaintiffs’ Counsel, based upon each counsel’s contribution to the initiation, prosecution and/or resolution of the Action.
6.2             Any order or proceeding relating solely to an award of attorneys’ fees and expenses, or any appeal from any order relating thereto or reversal or modification thereof, shall have no effect on the Settlement and shall not operate to terminate or cancel this Stipulation or to affect or delay the finality of the Judgment approving this Stipulation.  The Settling Parties agree that the actual fee and expense award to be determined by the Court is not a Settlement term and will not be grounds for terminating the Settlement.
7.           Conditions of Settlement, Effect of Disapproval, Cancellation or Termination
7.1             The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:
  (a)           The SLC has approved the Settlement (not later than the next regularly scheduled quarterly board meeting following preliminary approval of the Settlement);

  (b)           the Court has entered the Order Preliminarily Approving the Settlement substantially in the form of Exhibit B hereto;
  (c)           the Court has approved the Settlement, following notice and hearing;
  (d)           WellCare has paid or caused to be paid the Fee Award into the escrow account as described in ¶6.1;
  (e)           the Court has entered the Judgment; and
  (f)           the Judgment has become Final.
7.2             If any of the conditions specified in ¶7.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶7.3 unless Plaintiffs’ Counsel, counsel for the SLC, and counsel for the Independent Director Defendants mutually agree in writing to proceed with the Stipulation.
7.3             If, for any reason, the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled or terminated or if any rulings in the Action related to the Stipulation are successfully attacked collaterally, the Fee Award shall be returned with interest to WellCare.
8.           Miscellaneous Provisions
8.1             The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.
8.2             The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Action.  The Settlement compromises claims which are contested and shall not be deemed an admission by any of the Settling Parties as to the merits of any claim, allegation or defense.  Plaintiffs, WellCare and the Independent Director Defendants further agree that the claims are being settled voluntarily after consultation with competent legal counsel.  The Settling Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.
8.3             Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, jurisdiction over, fault, wrongdoing or liability of the Independent Director Defendants or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative.  The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
8.4             The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
8.5             The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

                                8.6             This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents.  Except as otherwise provided herein and subject to applicable indemnities and policies of insurance, each of the Settling Parties shall bear his, her or its own costs.
8.7             Each counsel or other Person executing the Stipulation or its Exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so on behalf of that Settling Party.  Moreover, each Settling Party hereby warrants that such Person has the full authority to enter into this Stipulation.
8.8             The Stipulation may be executed in one or more counterparts.  All executed counterparts and each of them shall be deemed to be one and the same instrument.  A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
8.9             The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.
8.10           The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court solely for purposes of implementing and enforcing the Settlement embodied in the Stipulation.
8.11           This Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Florida, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Florida without giving effect to that State’s choice-of-law principles.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated March 3, 2010.

Dated:  March 3, 2010                                                             /s/ Joseph E. White, III
Maya Saxena
Joseph E. White, III
Christopher S. Jones
SAXENA WHITE P.A.
2424 North Federal Highway, Suite 257
Boca Raton, Florida 33431

    /s/ Emily C. Komlossy
FARUQI & FARUQI, LLP
Nadeem Faruqi
369 Lexington Avenue, 10th Floor
New York, New York 10017

Emily C. Komlossy
3595 Sheridan Street, Suite #206
Hollywood, Florida 33021
Tel: 954-239-0280
Fax: 954-239-0281

    /s/ James S. Notis
James S. Notis
GARDY & NOTIS, LLP
440 Sylvan Avenue, Suite 110
Englewood Cliffs, New Jersey 07632

   /s/ Chris A. Barker
Chris A. Barker
BARKER, RODEMS & COOK, P.A.
400 North Ashley Drive, Suite 2100
Tampa, Florida 33602

Jonathan L. Alpert
LAW OFFICES OF JONATHAN ALPERT
5920 River Terrace
Tampa, Florida 33604

Patrick B. Calcutt
CALCUTT & CALCUTT, P.A.
165 5th Ave. N.E.
St. Petersburg, Florida 33701
Co-Liaison Counsel for Plaintiffs

    /s/ Daniel P. Moylan
Geoffrey R. Garinther, Esq.
VENABLE LLP
575 7th Street, NW
Washington, DC 20004

James A. Dunbar, Esq.
Daniel P. Moylan, Esq.
VENABLE LLP
210 West Pennsylvania Avenue, Suite 500
Towson, Maryland 21204

Lansing C. Scriven, Esq.
LANSING C. SCRIVEN, P.A.
442 W. Kennedy Blvd., Suite 280
Tampa, Florida 33606

Counsel for the Special Litigation Committee of the Board of Directors of Nominal Defendant WellCare Health Plans, Inc.

   /s/ Katherine Earle Yanes
Katherine Earle Yanes
James E. Felman
KYNES, MARMAN & FELMAN, PA
100 S. Ashley Dr., Ste 1300
Tampa, Florida 33601

    /s/ J. Bradley Bennett
J. Bradley Bennett
Emma E. Kuntz
BAKER BOTTS LLP
1229 Pennsylvania Avenue, N.W.
Washington, DC 20004

Counsel for Defendants D. Robert Graham,
Regina Herzlinger, Kevin Hickey, Alif Hourani,

Ruben Jose King-Shaw, Jr., Christian Michalik and Neal Moskowski

UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

LEE P. ROSKY, derivatively, on behalf of WELLCARE HEALTH PLANS, INC., Plaintiff, -v- TODD S. FARHA, et al., Defendants, -and- WELLCARE HEALTH PLANS, INC., Nominal Defendant.	No. 8:07-cv-1952-VMC-MAP (Consolidated)

[PROPOSED] ORDER AND FINAL JUDGMENT

EXHIBIT A

WHEREAS, certain of the Parties to the above-captioned action have filed a motion, pursuant to Federal Rule of Civil Procedure 23.1, for final approval of the Stipulation of Partial Settlement, dated March 3, 2010 and the settlement contained therein;
WHEREAS, the Court held a hearing on ____________, 2010 to consider the Parties’ motion and the relief sought therein;
WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation;
NOW, THEREFORE, IT IS HEREBY ORDERED THAT:
1.   This Court has jurisdiction over the subject matter of the Action and the Parties to the Action.
2.   The Court finds, for purposes of the Settlement, pursuant to Federal Rule of Civil Procedure 23.1, that: (a) Plaintiffs fairly and adequately represent the interests of the Current WellCare Shareholders in enforcing the rights of WellCare, and (b) that the Action was properly brought as a shareholder derivative action.
3.   Notice of the pendency of the Action and of the proposed Settlement was given to all Current WellCare Shareholders.  The form, substance and method of notifying the Current WellCare Shareholders of the pendency of the Action and of the terms and conditions of the proposed Settlement met the requirements of Federal Rule of Civil Procedure 23.1 and due process and constituted due and sufficient notice to all Current WellCare Shareholders.
4.   The Court hereby approves the Settlement set forth in the Stipulation and finds that said Settlement is, in all respects, fair, reasonable and adequate, and in the best interests of WellCare and the Current WellCare Shareholders, pursuant to Federal Rule of Civil Procedure 23.1, and the Parties are hereby directed to perform the terms of the Stipulation.

5.   Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively, on behalf of WellCare), WellCare, and each of the Current WellCare Shareholders, shall be deemed conclusively to have, and by operation of the Judgment shall have, fully, finally, and forever compromised, settled, released, waived, extinguished, dismissed, relinquished and discharged all Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Action against the Released Persons and shall be forever enjoined from prosecuting the Released Claims to the fullest extent permitted by law.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.  Nothing herein shall be deemed to affect or release any of WellCare’s claims against the Officer Defendants.
6.   Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever compromised, settled, released, waived, extinguished, dismissed, relinquished and discharged each and all of Plaintiffs’ and Plaintiffs’ Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.  Nothing herein shall be deemed to affect or release any of WellCare’s claims against the Officer Defendants.
7.   In accordance with Section 4(f)(7)(A) of the Private Securities Litigation Reform Act of 1995, 15 U.S.C. § 78u-4(f)(7)(A), each of the Released Parties is by virtue of the Settlement discharged from all claims for contribution that have been or may hereafter be brought by or on behalf of any of the Non-Settling Defendants or any of the Settling Defendants based upon, relating to, or arising out of the Released Claims.  Accordingly, (a) the Non-Settling Defendants and the Settling Defendants are hereby permanently barred, enjoined and restrained from commencing, prosecuting, or asserting any such claim for contribution against any Released Party based upon, relating to, or arising out of the Released Claims, and (b) the Released Parties are hereby permanently barred, enjoined and restrained from commencing, prosecuting, or asserting any claim for contribution against the Non-Settling Defendants based upon, relating to, or arising out of the Released Claims.  For purposes of this paragraph, “Non-Settling Defendants” shall include any person who Plaintiffs or WellCare may hereafter sue on any claim based upon, relating to, or arising out of the Released Claims, and “Settling Defendants” means WellCare and the Independent Director Defendants.  Nothing herein shall be deemed to affect or release any of WellCare’s claims against the Officer Defendants.
8.   The SLC’s motion to realign WellCare as the plaintiff against the Officer Defendants and to dismiss all claims against the Independent Director Defendants is granted.
9.   All claims against the Independent Director Defendants are hereby dismissed with prejudice and without costs, except as otherwise provided below.  WellCare is hereby realigned as the plaintiff in this action.  Lee P. Rosky, Kathy Rooney Guerra and James Irvin are dismissed from this action.  Counsel for the SLC are hereby substituted as counsel for the plaintiff WellCare.
10.         All Current WellCare Shareholders shall be bound by all orders, determinations and judgments in the Action, to the extent of any rights they may derivatively possess through WellCare.

11.         The Court hereby approves the Fee Award in the amount of $________.  WellCare is directed to pay or cause to be paid to Plaintiffs’ Counsel the Fee Award in accordance with the terms of the Stipulation.
12.         During the course of the litigation of the Action, including the filing, prosecution, defense, and settlement of the Action, all Settling Parties and their counsel acted in good faith, and complied with Federal Rule of Civil Procedure 11.
13.         Neither the Stipulation nor the Settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Persons as a presumption, a concession or an admission of, or evidence of, the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative.  Released Persons may file the Stipulation and/or this Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, full faith and credit, good faith settlement, judgment bar or reduction or any theory of claim preclusion or issue preclusion or similar defense or counterclaim.
14.         Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over (a) implementation of this Settlement and (b) all Parties hereto for the sole purpose of construing, enforcing and administering the Stipulation.
15.         In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.  However, any order or proceeding relating solely to an award of attorney’s fees and expenses, or any appeal relating thereto or reversal or modification thereof, shall have no effect on the Settlement and shall not operate to terminate or cancel the Stipulation to the extent provided by and in accordance with the Stipulation.

                16.         Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.
DATED: __________, 2010

THE HONORABLE VIRGINIA M. HERNANDEZ COVINGTON
UNITED STATES DISTRICT COURT JUDGE

UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

LEE P. ROSKY, derivatively, on behalf of WELLCARE HEALTH PLANS, INC., Plaintiff, -v- TODD S. FARHA, et al., Defendants, -and- WELLCARE HEALTH PLANS, INC., Nominal Defendant.	No. 8:07-cv-1952-VMC-MAP (Consolidated)

[PROPOSED] ORDER PRELIMINARILY APPROVING PARTIAL SETTLEMENT AND PROVIDING FOR NOTICE

EXHIBIT B

        WHEREAS, certain of the parties to the above-captioned action (the “Action”) have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed partial settlement (the “Settlement”) of the Action, in accordance with a Stipulation of Partial Settlement dated March 3, 2010 (the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and partial dismissal of the Action on the merits and with prejudice, upon the terms and conditions set forth therein; and (ii) approving for dissemination the Notice of Proposed Partial Settlement of Derivative Actions, Hearing Thereon, and Right to Appear (the “Notice”); and
WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and
WHEREAS, the Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:
NOW THEREFORE, IT IS HEREBY ORDERED:
1.           The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for partial settlement and dismissal with prejudice of part of the Action.
2.           A hearing (the “Settlement Hearing”) shall be held before this Court on ________, 2010, at _____ __.m., (no more than 45 days from the signing of this Order) at the United States District Court, Middle District of Florida, Sam M. Gibbons United States Courthouse, 801 North Florida Avenue, Tampa, Florida 33602 to determine whether the Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and in the best interests of WellCare and Current WellCare Shareholders and should be approved by the Court; whether a Judgment as provided in Exhibit A of the Stipulation should be entered herein dismissing the claims in the Complaint against the Independent Director Defendants on the merits and with prejudice and realigning WellCare Health Plans, Inc. as Plaintiff; and whether the Fee Award should be approved.

3.           The Court approves, as to form, substance and method, the Notice annexed as Exhibit 1 hereto, and finds that the dissemination of the Notice substantially in the manner and form set forth in this Order, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, and shall constitute due and sufficient notice to all Current WellCare Shareholders.
4.           Not later than seven (7) days following entry of this Order, WellCare shall:
(a)           mail a copy of the Notice substantially in the form attached as Exhibit 1 hereto by first class U. S. Mail to all record holders of shares of WellCare who owned such shares as of the date of the signing of the Stipulation;
(b)           cause to be published once in the national edition of Investor’s Business Daily a Summary Notice substantially in the form attached as Exhibit 2 hereto.  Such advertisement shall be of a size of not less than one-eighth page;
(c)           place on its corporate website prior to the publication of the Notice referred to above a Notice substantially in the form attached as Exhibit 1 hereto; and concurrently place thereupon the Stipulation of the Action and all exhibits thereto, along with the most recent operative complaint in the Action;
(d)           file the Stipulation and the Notice substantially in the form attached as Exhibit 1 hereto as part of a Form 8-K with the Securities and Exchange Commission; and

(e)           bear all expenses of providing the foregoing means of notifying WellCare Shareholders of the Settlement.
5.           At least seven (7) days before the Settlement Hearing, WellCare’s counsel shall serve on counsel for Plaintiffs and file with the Court proof, by affidavit or declaration, of providing such notice.
6.           Pending final determination of whether the Settlement should be approved, no Current WellCare Shareholders, acting or purporting to act on behalf of WellCare, shall commence or prosecute against any of the Independent Director Defendants, any action or proceeding in any court or tribunal asserting any of the Released Claims.
7.           All papers in support of the Settlement and the award of attorney’s fees and expenses shall be filed with the Court and served at least twenty-one (21) days before the Settlement Hearing and any reply briefs will be filed by Plaintiffs’ Counsel seven (7) calendar days before the Settlement Hearing.
8.           Any Current WellCare Shareholder may appear and show cause, if he, she or it has any reason, why the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, or why the Fee Award should not be approved; provided, however, unless otherwise ordered by the Court, no Current WellCare Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee Award unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

Geoffrey R. Garinther, Esq.
VENABLE LLP
575 7th Street, NW
Washington, DC 20004

James A. Dunbar, Esq.
Daniel P. Moylan, Esq.
VENABLE LLP
210 West Pennsylvania Avenue, Suite 500
Towson, Maryland 21204

Lansing C. Scriven, Esq.
LANSING C. SCRIVEN, P.A.
442 W. Kennedy Blvd., Suite 280
Tampa, Florida 33606

Counsel for the Special Litigation Committee
of the Board of Directors of Nominal Defendant
WellCare Health Plans, Inc.

Maya Saxena
Joseph E. White, III
Christopher S. Jones
SAXENA WHITE P.A.
2424 North Federal Highway, Suite 257
Boca Raton, Florida 33431

Emily C. Komlossy
FARUQI & FARUQI, LLP
3595 Sheridan Street, Suite #206
Hollywood, Florida 33021

James S. Notis
GARDY & NOTIS, LLP
440 Sylvan Avenue, Suite 110
Englewood Cliffs, New Jersey 07632

Co-Lead Counsel for Plaintiffs

Chris A. Barker
BARKER, RODEMS & COOK, P.A.
400 North Ashley Drive, Suite 2100
Tampa, Florida 33602

Jonathan L. Alpert
LAW OFFICES OF JONATHAN ALPERT
5920 River Terrace
Tampa, Florida 33604

                                Patrick B. Calcutt
CALCUTT & CALCUTT, P.A.
165 5th Ave. N.E.
St. Petersburg, Florida 33701

Co-Liaison Counsel for Plaintiffs

Ronald S. Holliday
S. Douglas Knox
DLA PIPER
100 North Tampa St., Suite 2220
Tampa, Florida 33602

George Mernick, III
HOGAN & HARTSON
555 Thirteenth Street NW
Washington DC 20004-1109

Counsel for Nominal Defendant WellCare
Health Plans, Inc.
Katherine Earle Yanes
James E. Felman
KYNES, MARMAN & FELMAN, PA
100 S. Ashley Dr., Ste 1300
Tampa, Florida 33601

J. Bradley Bennett
Emma E. Kuntz
BAKER BOTTS LLP
1229 Pennsylvania Avenue, N.W.
Washington, DC 20004

Counsel for Defendants D. Robert Graham,
Regina Herzlinger, Kevin Hickey, Alif
Hourani, Ruben Jose King-Shaw, Jr.,
Christian Michalik and Neal Moskowski

Lauren L. Valiente
FOLEY & LARDNER LLP
100 North Tampa St., Ste. 2700
Tampa, Florida 33602

                                Nancy J. Sennett
Michael P. Matthews
FOLEY & LARDNER LLP
777 E. Wisconsin Ave.
Milwaukee, Wisconsin 53202

Counsel for Defendant Paul L. Behrens

Thomas C. Newkirk
Michael K. Lowman
JENNER & BLOCK LLP
1099 New York Avenue, N.W.
Washington, DC 20001

Douglas J. Titus, Jr.
GEORGE & TITUS, PA
100 S. Ashley Dr., Ste. 1290
Tampa, Florida 22602

Howard S. Suskin
JENNER & BLOCK LLP
353 North Clark Street
Chicago, Illinois 60654-3456

Counsel for Defendant Todd S. Farha

Keith E. Eggleton
Dale R. Bish
Pamela E. Glazner
WILSON SONSINI GOODRICH & ROSATI,
Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

Counsel for Defendant Thaddeus Bereday

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

Clerk of the Court
UNITED STATES DISTRICT COURT
Middle District of Florida
801 North Florida Avenue
Tampa, FL  33602

Every objection must contain: (1) the objector’s name, address and phone number; (2) the number of shares of WellCare common shares owned by the objector; (3) the date(s) of purchase(s) of such shares; (4) a detailed statement of the basis of the objection; (5) any supporting papers, including all documents and writings that the objector desires the Court to consider; (6) the names of any witnesses the objector plans to call to testify at the Settlement Hearing and the topics of the witness(es)’ likely testimony; (7) an identification of any case, by name, court and docket number, in which the objector, and his attorney, if any, has objected to a settlement in the last three years; and (8) a representation regarding whether the objector intends to appear at the Settlement Hearing.  Any Current WellCare Shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the Fee Award, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.
9.           Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling
Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any jurisdictional issue, fault, wrongdoing or liability of the Independent Director Defendants or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative.  Released Persons may file the Stipulation and/or a Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

10.         The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the Current WellCare Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement.  The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the Current WellCare Shareholders.
IT IS SO ORDERED.
DATED: __________, 2010

THE HONORABLE VIRGINIA M. HERNANDEZ COVINGTON
UNITED STATES DISTRICT COURT JUDGE

UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

LEE P. ROSKY, derivatively, on behalf of WELLCARE HEALTH PLANS, INC., Plaintiff, -v- TODD S. FARHA, et al., Defendants, -and- WELLCARE HEALTH PLANS, INC., Nominal Defendant.	No. 8:07-cv-1952-VMC-MAP (Consolidated)

NOTICE OF PROPOSED PARTIAL SETTLEMENT OF DERIVATIVE ACTIONS

EXHIBIT 1

TO: ALL HOLDERS OF WELLCARE HEALTH PLANS INC. COMMON SHARES AS OF MARCH 3, 2010.

PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY.  YOUR RIGHTS WILL
BE AFFECTED.

THIS NOTICE RELATES TO A PROPOSED PARTIAL SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS AND CLAIMS ASSERTED ON BEHALF OF WELLCARE HEALTH PLANS, INC.

PURPOSE OF THIS NOTICE

This Notice is given pursuant to Rule 23.1 of the Federal Rules of Civil Procedure and by an Order of the United States District Court for the Middle District of Florida.  The purpose of the Notice is to advise you that a consolidated shareholder derivative lawsuit is pending in the Court, and that certain of the parties thereto have reached a proposed partial settlement that would resolve part of this derivative action.  The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in a Stipulation of Partial Settlement.

A Settlement Hearing will be held on ______, 2010 at ______, before the Honorable Virginia M. Hernandez Covington, United States District Court for the Middle District of Florida, 801 North Florida Avenue, Tampa, Florida 33602, to consider the fairness, reasonableness and adequacy of the Settlement, and the request for payment of attorney’s fees and expenses to Plaintiffs’ Lead Counsel to be paid by WellCare and/or its insurers.  A copy of the Stipulation may be viewed on WellCare’s website at http://www.WellCare.com.

THIS NOTICE IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR ANY DEFENSES ASSERTED BY ANY PARTY IN THE DERIVATIVE ACTIONS, OR OF THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED PARTIAL SETTLEMENT.

DEFINITIONS

The capitalized terms in this Notice have the meaning set forth in the Stipulation on WellCare’s website at http://www.WellCare.com, and include the following defined terms:

1.   “Action” means the consolidated action captioned Rosky v. Farha et al., No. 8:07-cv-1952-VMC-MAP (M.D. Fla.).

2.            “Co-Lead Counsel” means Saxena White, P.A., Faruqi & Faruqi, LLP, and Gardy & Notis, LLP.

3.   “Court” means the United States District Court for the Middle District of Florida.

        4.       “Current WellCare Shareholder” or “Current WellCare Shareholders” means all record and beneficial owners of WellCare common shares and the representatives, trustees, executors, heirs, administrators, transferees, agents, successors, or assigns of all such owners, immediate or remote, in each case solely in their capacities as Shareholders of WellCare common shares as of the date of the filing of the Stipulation.

5.   “Independent Director Defendants” means D. Robert Graham, Regina Herzlinger, Kevin Hickey, Alif Hourani, Ruben King-Shaw, Christian Michalik, and Neal Moszkowski.

6.   “Fee Award” means the amount upon which WellCare and Co-Lead Counsel for Plaintiffs agreed would be paid to Co-Lead Counsel for Plaintiffs for their fees and expenses, subject to Court approval of the Settling Parties’ agreement.

7.   “Judgment” means the judgment to be rendered by the Court, substantially in the form attached as Exhibit A to the Stipulation.

8.   “Officer Defendants” means Todd S. Farha, Paul Behrens, and Thaddeus Bereday.

9.   “Related Parties” means each of the Independent Director Defendant’s past or present assigns, predecessors, successors, spouses, heirs, executors, and administrators.

10.          “Released Claims” shall collectively mean all claims for relief, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for compensatory damages, punitive damages, interest, attorney’s fees, expert or consulting fees, and any other costs, expenses, liability or relief, monetary, injunctive, or otherwise), whether based on federal, state, local, foreign, international, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, pleaded or unpleaded, known or unknown, suspected or unsuspected (including “Unknown Claims”), arising out of or related to any of the claims that have been or could have been asserted in the Action by Plaintiffs, WellCare or any Current WellCare Shareholders derivatively on behalf of WellCare, against the Independent Director Defendants or the Released Persons that arise out of or relate to the facts, allegations, transactions, events, matters, or occurrences, acts, disclosures, statements, representations, omissions or failures to act which were alleged or could have been alleged in the Action through the present or otherwise based on the same set of operative facts as alleged in the Action.  “Released Claims” shall not include any and all claims of WellCare against the Officer Defendants, which are specifically preserved and not affected by this Stipulation of Partial Settlement.

11.          “Released Persons” means each and all of the Independent Director Defendants and their Related Parties.

12.          “Settlement” means the partial settlement contemplated by the Stipulation of Partial Settlement.

13.          “Settlement Hearing” means the hearing at which the Court will approve the Settlement.

14.          “Settling Parties” means, collectively, each of the Independent Director Defendants, WellCare (through the SLC) and Plaintiffs on behalf of themselves, WellCare and Current WellCare Shareholders.

15.          “SLC” means the Special Litigation Committee of the Board of Directors of WellCare and its counsel of record in the Action.

16.          “Stipulation” means the Stipulation of Partial Settlement.

17.          “Unknown Claims” means any Released Claim which any Plaintiff, WellCare or Current WellCare Shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.  With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs and WellCare shall expressly waive and each of the Current WellCare Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Upon the Effective Date, Plaintiffs and WellCare shall expressly waive, and each of the Current WellCare Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542.  Each Plaintiff, WellCare and Current WellCare Shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff and WellCare shall expressly settle and release, and each Current WellCare Shareholder, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or noncontingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Settling Parties acknowledge, and the Current WellCare Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.

                18.   “WellCare” means WellCare Health Plans, Inc. and all of its subsidiaries and affiliates.

THE ACTION

On and after October 29, 2007, Plaintiffs filed shareholder derivative complaints against certain current and former directors and officers of WellCare alleging, inter alia, breaches of their fiduciary duties, unjust enrichment, and violations of the Securities Exchange Act of 1934.  On December 7, 2007, the Court entered an order consolidating the related actions for all purposes.  On October 31, 2008, Plaintiffs filed a second amended consolidated shareholder derivative complaint on behalf of nominal defendant WellCare and against defendants Todd S. Farha, D. Robert Graham, Regina E. Herzlinger, Kevin F. Hickey, Alif A. Hourani, Ruben Jose King-Shaw, Jr., Christian P. Michalik, Neal Moszkowski, Paul Behrens, and Thaddeus Bereday.  Generally, Plaintiffs alleged that the defendants breached their fiduciary duties by (i) engaging in certain unsound business practices, (ii) artificially enhancing WellCare’s financial results, (iii) overstating WellCare’s income, (iv) creating an inadequate internal controls system, (v) causing WellCare to disseminate materially false and misleading statements during the relevant period, and (vi) engaging in insider stock sales and executive compensation packages in order to unjustly enrich themselves.

On March 30, 2009, the Court denied motions to dismiss the derivative action filed by both nominal defendant Wellcare and the Individual Defendants.

On April 29, 2009, the WellCare Board of Directors voted to create the SLC to investigate the claims against WellCare asserted in this action.  The sole member of the SLC, David J. Gallitano, joined WellCare as a director on March 23, 2009.

On May 14, 2009, the Court stayed proceedings, including all discovery, so that the SLC could conduct its investigation and report to the Court.  After over six months of investigation, the SLC filed its report on November 20, 2009.  In the report, the SLC concluded that the claims against the Independent Director Defendants should be dismissed as there was “no basis under either federal law or Delaware law to pursue claims against them.”  The SLC also determined to continue the case against the Officer Defendants for breaches of their contractual and fiduciary duties to WellCare.

On November 18, 2009, Plaintiffs served a settlement demand letter upon WellCare.

On December 23, 2009, the SLC filed a motion to realign WellCare as the plaintiff against the Officer Defendants and to dismiss all claims against the Independent Director Defendants.  Following a status conference on January 6, 2010, Plaintiffs served on the SLC requests for the production of documents, a set of interrogatories, a notice of deposition to the SLC, and a subpoena directed to the SLC’s counsel who conducted the investigation.  Plaintiffs also filed an opposition to WellCare’s motion to realign on January 20, 2010.  On January 25, 2010, the SLC filed a reply in further support of its motion.

Beginning in October 2009, Plaintiffs and WellCare, through the SLC, engaged in extensive, hard-fought, and arm’s-length settlement negotiations, culminating in the execution of the Stipulation.
SCOPE OF PARTIAL SETTLEMENT

The Stipulation of Partial Settlement is being entered into between Plaintiffs, the Independent Director Defendants and WellCare.  A report based on an investigation conducted by the SLC concluded that the claims against the Independent Director Defendants should be dismissed as there was “no basis under either federal law or Delaware law to pursue claims against them.”  WellCare, through the SLC’s report, has also determined that certain claims against the Officer Defendants have merit and it intends to pursue them on its own behalf.  Upon approval by the Court of the Stipulation, all claims in the Action against the Independent Director Defendants will be dismissed and WellCare will be realigned as the plaintiff so that it can pursue claims against the Officer Defendants in the manner it deems appropriate and in the best interests of WellCare.  The Stipulation does not affect in any way WellCare’s claims against the Officer Defendants.  For their legal services to WellCare, Plaintiffs’ counsel will petition the Court for a Fee Award, as described below.

PLAINTIFFS’ COUNSELS’ POSITION CONCERNING SETTLEMENT

Plaintiffs believe that the claims asserted in the Action have merit.  Plaintiffs’ Counsel believes that the partial settlement set forth in the Stipulation confers substantial benefits upon WellCare and Current WellCare Shareholders.  Based on their evaluation, Plaintiffs’ Counsel has determined that the partial settlement set forth in the Stipulation is in the best interests of Plaintiffs, WellCare and Current WellCare Shareholders.

INDEPENDENT DIRECTOR DEFENDANTS’
POSITION CONCERNING SETTLEMENT

The Independent Director Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Action, including all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action.  The Independent Director Defendants have further asserted that at all relevant times, they acted in good faith, and in a manner they reasonably believed to be in the best interests of WellCare and its Shareholders.

BENEFITS CONFERRED BY THE ACTION

The Settling Parties acknowledge that by bringing and pursuing the Action, Plaintiffs have benefited WellCare in at least the following ways:

1.           As a result of the Action, WellCare, through the SLC, has determined that certain claims against the Officer Defendants have merit and it intends to pursue them in the manner it deems appropriate and in the best interests of WellCare, which may result in a recovery by WellCare.

    2.           As a result of the Action and the resulting SLC investigation, WellCare, through the SLC, decided not to remove the restrictions on certain stock that was to have been made available to the Officer Defendants.  The value of the restricted stock is in excess of $28 million at the time of the filing of this Stipulation.

3.           As a result of many factors and the filing of this Action, WellCare has made the following organizational changes that have strengthened WellCare’s compliance:

(a)           the departure of the Officer Defendants;

(b)           the separation of the positions of Board Chairman and CEO and the creation of the new positions of Chief Compliance Officer, Chief Accounting Officer, and Chief Operating Officer;

(c)           the creation of a Regulatory Compliance Committee as a standing committee of the Board.  The principal purpose of the Regulatory Compliance Committee is to assist the Board in overseeing the regulatory compliance program, which is focused on compliance with (1) federal and state laws, rules and regulations and (2) WellCare’s Code of Conduct and related policies;

(d)           the adoption of a new charter for WellCare’s Disclosure Committee as well as new disclosure controls, policies and procedures.  The new procedures provide for a more comprehensive review of WellCare’s financial statement disclosures;

(e)           the reorganization and strengthening of WellCare’s Corporate Compliance Committee.  Chaired by WellCare’s Chief Compliance Officer, the Committee is made up of other members of senior management, including the General Counsel, Chief Operating Officer and leaders of WellCare’s Medicare and Medicaid businesses.  The Corporate Compliance Committee reviews areas of legal, regulatory and compliance risk throughout WellCare and, under the oversight of the Regulatory Compliance Committee, is responsible for developing appropriate policies and procedures to address such risks;

(f)           the creation of a new stand-alone Compliance Department that is under the supervision of the Chief Compliance Officer; and

(g)           the launch of the iCare Program, a substantially revised and enhanced compliance program.  Some key features of the iCare Program include communication of WellCare’s mission and values to the entire organization and mandatory compliance training programs, or training modules, for all associates.

4.           As a sole result of the Action, WellCare has made the following additional corporate governance changes:

(a)           the Board of Directors will adopt a resolution requiring that shareholders be permitted to ask questions of the members of the Board of Directors at WellCare’s annual meeting each year; and

(b)           the Board of Directors will adopt a resolution making it a non-binding corporate policy that the positions of CEO and chairman be held by different individuals (which is the case currently).

ATTORNEY’S FEES AND EXPENSES OF PLAINTIFFS’ COUNSEL

WellCare and Plaintiffs negotiated the attorney’s fees that WellCare would pay to Co-Lead Counsel for Plaintiffs.  Subject to Court approval of the Settling Parties’ agreement, WellCare has agreed to pay or cause to be paid the Fee Award, in the sum of $ 1,687,500 to Co-Lead Counsel for Plaintiffs for their fees and expenses.

CONDITIONS TO SETTLEMENT

The Stipulation contains conditions, which must be satisfied for the parties to be required to complete the Settlement.  Those conditions are detailed in the Stipulation, which can be viewed on WellCare’ website at http://www.WellCare.com.

NOTICE OF HEARING ON PROPOSED PARTIAL SETTLEMENT

A Settlement Hearing will be held on _____, 2010 at ____ before the Honorable Virginia M. Hernandez Covington, United States District Court for the Middle District of Florida, 801 North Florida Avenue, Tampa, Florida 33602.  The Settlement Hearing is for the purpose of determining: (1) whether the proposed partial settlement of the Action, as set forth in the Stipulation of Partial Settlement on file with the Court, should be approved by the Court as fair, reasonable and adequate to WellCare and its Shareholders, including Plaintiffs; (2) whether an Order and Final Judgment should be entered releasing the Released Persons from the Released Claims; and (3) whether the negotiated Fee Award should be awarded; and (4) any other matters that come before the Court.

The Court may adjourn the Settlement Hearing by oral announcement at such hearing or any adjournment without further notice of any kind.  The Court may approve the Settlement with or without modification, enter an Order and Final Judgment, and order the payment of the Fee Award without further notice of any kind.

THE RIGHT TO BE HEARD AT THE SETTLEMENT HEARING

Any WellCare Shareholder may appear at the Settlement Hearing, to inform the Court of any reason why the partial settlement of the Action embodied in the Stipulation should not be approved as fair, reasonable and adequate, or why the negotiated Fee Award should not be made.  No WellCare Shareholder shall be heard or entitled to contest the approval of the proposed partial settlement, or, if approved, the Order and Final Judgment entered on the Settlement, unless that WellCare Shareholder files written objections with the Court that (i)

state all supporting bases and reasons for the objections; (ii) set forth proof of current ownership of WellCare shares as well as documentary evidence of when such shares were acquired; (iii) clearly identify any and all witnesses, documents and other evidence that are to be presented at the Settlement Hearing in connection with such objections, including the substance of any testimony to be given by witnesses, and (iv) identify any case, by name, court and docket number, in which the objector, and his attorney, if any, has objected to a settlement in the last three years. Any written objections and supporting materials must be filed with the Court on or before ten (10) business days prior to the Settlement Hearing, at:

CLERK OF THE COURT
United States District Court for the Middle District of Florida
801 North Florida Avenue
Tampa, Florida 33602

Also on or before fourteen (14) business days prior to the Settlement Hearing, copies of any written objections and supporting materials must be sent to the following persons, by first class mail:

Co-Lead Counsel for Plaintiffs                                        Maya Saxena
Joseph E. White, III
Christopher S. Jones
SAXENA WHITE P.A.
2424 North Federal Highway, Suite 257
Boca Raton, Florida 33431

Emily C. Komlossy
FARUQI & FARUQI, LLP
3595 Sheridan Street, Suite #206
Hollywood, Florida 33021

James S. Notis
GARDY & NOTIS, LLP
440 Sylvan Avenue, Suite 110
Englewood Cliffs, New Jersey 07632

Co-Liaison Counsel for Plaintiffs                                   Chris A. Barker
BARKER, RODEMS & COOK, P.A.
400 North Ashley Drive, Suite 2100
Tampa, Florida 33602

Jonathan L. Alpert
LAW OFFICES OF JONATHAN ALPERT
5920 River Terrace
Tampa, Florida 33604

Patrick B. Calcutt
CALCUTT & CALCUTT, P.A.
165 5th Ave. N.E.
St. Petersburg, Florida 33701

Counsel for the Special Litigation                                  Geoffrey R. Garinther, Esq.
Committee of the Board of Directors                             VENABLE LLP
of Nominal Defendant  WellCare                                    575 7th Street, NW
Health Plans, Inc.                                                                Washington, DC 20004

James A. Dunbar, Esq.
Daniel P. Moylan, Esq.
VENABLE LLP
210 West Pennsylvania Avenue, Suite 500
Towson, Maryland 21204

Lansing C. Scriven, Esq.
LANSING C. SCRIVEN, P.A.
442 W. Kennedy Blvd., Suite 280
Tampa, Florida 33606

Counsel for Nominal Defendant                                      Ronald S. Holliday
WellCare Health Plans, Inc.                                             S. Douglas Knox
DLA PIPER
100 North Tampa St., Suite 2220
Tampa, Florida 33602

George Mernick, III
HOGAN & HARTSON
555 Thirteenth Street NW
Washington DC 20004-1109

Counsel for Defendants D. Robert                                   Katherine Earle Yanes
Graham, Regina Herzlinger, Kevin                                 James E. Felman
Hickey, Alif Hourani, Ruben Jose                                   KYNES, MARMAN & FELMAN, PA
King-Shaw, Jr., Christian Michalik                                100 S. Ashley Dr., Ste 1300
and Neal Moskowski                                                          Tampa, Florida 33601

J. Bradley Bennett
Emma E. Kuntz
BAKER BOTTS LLP
1229 Pennsylvania Avenue, N.W.
Washington, DC 20004

Counsel for Defendant Paul L. Behrens                         Lauren L. Valiente
FOLEY & LARDNER LLP
100 North Tampa St., Ste. 2700
Tampa, Florida 33602

Nancy J. Sennett
Michael P. Matthews
FOLEY & LARDNER LLP
777 E. Wisconsin Ave.
Milwaukee, Wisconsin 53202

Counsel for Defendant Todd S. Farha                           Thomas C. Newkirk
Michael K. Lowman
JENNER & BLOCK LLP
1099 New York Avenue, N.W.
Washington, DC 20001

Douglas J. Titus, Jr.
GEORGE & TITUS, PA
100 S. Ashley Dr., Ste. 1290
Tampa, Florida 22602

Howard S. Suskin
JENNER & BLOCK LLP
353 North Clark Street
Chicago, Illinois 60654-3456

Counsel for Defendant Thaddeus Bereday                   Keith E. Eggleton
Dale R. Bish
Pamela E. Glazner
WILSON SONSINI GOODRICH & ROSATI,
Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

Any WellCare Shareholder wishing to be heard at the Settlement Hearing must also include a notice of intention to appear at the Settlement Hearing with such Shareholder’s written objection.

Any WellCare Shareholder who does not make his, her or its objection in substantially the manner provided in the preceding paragraph of this Order shall be deemed to have waived such objection and shall forever be foreclosed from: (i) making any objections to the fairness, adequacy, or reasonableness of the Settlement; or (ii) making any objections to the fairness and reasonableness of the Fee Award.

NOTICE TO PERSONS OR ENTITIES
HOLDING RECORD OWNERSHIP ON BEHALF OF OTHERS

Brokerage firms, banks and other persons or entities who are Current WellCare Shareholders in their capacities as record owners, but not as beneficial owners, are requested to send this Notice promptly to beneficial owners.  Additional copies of this Notice for transmittal to beneficial owners are available on request directed to:

[INSERT ADDRESS FOR NOTICE FIRM]

FURTHER INFORMATION

Further information regarding the Action and this Notice may be obtained by writing Plaintiffs’ Co-Lead Counsel: Maya Saxena, Saxena White P.A., 2424 N. Federal
Highway, Suite 257, Boca Raton, FL, 33431; Emily C. Komlossy, Faruqi & Faruqi, 3595 Sheridan Street, Suite 206, Hollywood, FL, 33021; and James Notis, Gardy & Notis, 440 Sylvan Avenue, Suite 110, Englewood Cliffs, NJ, 07632.

The pleadings and other records of the Action as well as the Stipulation filed with the Court may be examined and copied at any time during regular office hours at the Office of the Clerk, United States District Court for the Middle District of Florida, 801 North Florida Avenue, Tampa, Florida 33602.  Additionally, the Stipulation, this Notice and certain other settlement related documents may be examined on WellCare’s website: http://www.WellCare.com.

Please Do Not Telephone The Court or The Clerk’s Office Regarding This Notice.

Dated: ___________, 2010                                                BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA

UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

LEE P. ROSKY, derivatively, on behalf of WELLCARE HEALTH PLANS, INC., Plaintiff, -v- TODD S. FARHA, et al., Defendants, -and- WELLCARE HEALTH PLANS, INC., Nominal Defendant.	No. 8:07-cv-1952-VMC-MAP (Consolidated)

SUMMARY NOTICE OF PROPOSED PARTIAL
SETTLEMENT OF DERIVATIVE ACTIONS

EXHIBIT 2

TO: ALL HOLDERS OF WELLCARE HEALTH PLANS, INC. (“WELLCARE”) COMMON SHARES
YOU ARE HEREBY NOTIFIED that Plaintiffs, who were and are WellCare Shareholders, the Independent Director Defendants, who are current and former directors of WellCare, and WellCare have entered into a partial settlement to resolve certain claims asserted in the action captioned above (the “Action”).
The Stipulation of Partial Settlement is being entered into between Plaintiffs, the Independent Director Defendants and WellCare.  The Stipulation does not affect in any way WellCare’s claims against the Officer Defendants.  WellCare has determined that certain claims against the Officer Defendants have merit and it intends to pursue them on its own behalf.  Upon approval by the Court of the Stipulation, all claims in the Action against the Independent Director Defendants will be dismissed and WellCare will be realigned as the plaintiff so that it can pursue certain claims against the Officer Defendants.  For their legal services to WellCare, Plaintiffs’ counsel will petition the Court for a Fee Award.
PLEASE BE FURTHER ADVISED that pursuant to a Court order, a hearing will be held on ____________, at ____, before the Honorable Virginia M. Hernandez Covington, Judge of the United States District Court for the Middle District of Florida, 801 North Florida Avenue, Tampa, FL, 33602, for the purpose of determining: (1) whether the proposed partial settlement of the Action, as set forth in the Stipulation of Partial Settlement on file with the Court, should be approved by the Court as fair, reasonable and adequate to WellCare and its Shareholders including Plaintiffs; (2) whether judgment should be entered, dismissing the claims in the Action with prejudice as against the Independent Director Defendants and WellCare and releasing the Released Parties as defined in the Stipulation of Partial Settlement; and (3) whether the negotiated attorney’s fees and expenses should be paid by WellCare.

                If you are a current shareholder of WellCare, your rights may be affected by the proposed settlement.
If you currently own WellCare common shares, you may view the “Notice of Proposed Partial Settlement of Derivative Actions,” the Stipulation of Partial Settlement and certain other documents on WellCare’s website at http://www.WellCare.com.

If you have any questions, you may also contact the following:

Co-Lead Counsel for Plaintiffs                                        Maya Saxena
Joseph E. White, III
Christopher S. Jones
SAXENA WHITE P.A.
2424 North Federal Highway, Suite 257
Boca Raton, Florida 33431

Nadeem Faruqi
FARUQI & FARUQI, LLP
369 Lexington Avenue, 10th Floor
New York, New York 10017
and
Emily C. Komlossy
3595 Sheridan Street, Suite #206
Hollywood, Florida 33021

James S. Notis
GARDY & NOTIS, LLP
440 Sylvan Avenue, Suite 110
Englewood Cliffs, New Jersey 07632

Co-Liaison Counsel for Plaintiffs                                   Chris A. Barker
BARKER, RODEMS & COOK, P.A.
400 North Ashley Drive, Suite 2100
Tampa, Florida 33602

Jonathan L. Alpert
LAW OFFICES OF JONATHAN ALPERT
5920 River Terrace
Tampa, Florida 33604

Patrick B. Calcutt
CALCUTT & CALCUTT, P.A.
165 5th Ave. N.E.
St. Petersburg, Florida 33701

Counsel for the Special Litigation                                  Geoffrey R. Garinther, Esq.
Committee of the Board of Directors                             VENABLE LLP
of Nominal Defendant  WellCare                                    575 7th Street, NW
Health Plans, Inc.                                                               Washington, DC 20004

James A. Dunbar, Esq.
Daniel P. Moylan, Esq.
VENABLE LLP
210 West Pennsylvania Avenue, Suite 500
Towson, Maryland 21204

Lansing C. Scriven, Esq.
LANSING C. SCRIVEN, P.A.
442 W. Kennedy Blvd., Suite 280
Tampa, Florida 33606

Counsel for Nominal Defendant                                      Ronald S. Holliday
WellCare Health Plans, Inc.                                            S. Douglas Knox
DLA PIPER
100 North Tampa St., Suite 2220
Tampa, Florida 33602

George Mernick, III
HOGAN & HARTSON
555 Thirteenth Street NW
Washington DC 20004-1109

Counsel for Defendants D. Robert                                  Katherine Earle Yanes
Graham, Regina Herzlinger, Kevin                                James E. Felman
Hickey, Alif Hourani, Ruben Jose                                  KYNES, MARMAN & FELMAN, PA
King-Shaw, Jr., Christian Michalik                               100 S. Ashley Dr., Ste 1300
and Neal Moskowski                                                         Tampa, Florida 33601

J. Bradley Bennett
Emma E. Kuntz
BAKER BOTTS LLP
1229 Pennsylvania Avenue, N.W.
Washington, DC 20004

Counsel for Defendant Paul L. Behrens                        Lauren L. Valiente
FOLEY & LARDNER LLP
100 North Tampa St., Ste. 2700
Tampa, Florida 33602

Nancy J. Sennett
Michael P. Matthews
FOLEY & LARDNER LLP
777 E. Wisconsin Ave.
Milwaukee, Wisconsin 53202

Counsel for Defendant Todd S. Farha                           Thomas C. Newkirk
Michael K. Lowman
JENNER & BLOCK LLP
1099 New York Avenue, N.W.
Washington, DC 20001

Douglas J. Titus, Jr.
GEORGE & TITUS, PA
100 S. Ashley Dr., Ste. 1290
Tampa, Florida 22602

Howard S. Suskin
JENNER & BLOCK LLP
353 North Clark Street
Chicago, Illinois 60654-3456

Counsel for Defendant Thaddeus Bereday                   Keith E. Eggleton
Dale R. Bish
Pamela E. Glazner
WILSON SONSINI GOODRICH & ROSATI,
Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

Dated: ____________, 2010                                             BY ORDER OF THE UNITED STATES
DISTRICT COURT FOR THE MIDDLE
DISTRICT OF FLORIDA